SECOND AMENDMENT TO MERGER AGREEMENT


           This SECOND AMENDMENT TO MERGER AGREEMENT dated as of September 27, 1996 (this "Amendment"), is made by and among GEM GAMING, INC., a Nevada corporation ("Gem"), AMERISTAR CASINOS, INC., a Nevada corporation ("Ameristar"), AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation and a wholly owned subsidiary of Ameristar ("ACLV"), STEVEN W. REBEIL, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended ("Rebeil"), and DOMINIC J. MAGLIARDITI, an individual ("Magliarditi," and together with Rebeil, the "Gem Individuals").

                            Recitals

            A. WHEREAS, Gem, Ameristar, ACLV and the Gem Individuals are parties to that certain Merger Agreement dated as of May 31, 1996, as amended by that certain First Amendment to Merger Agreement dated as of July 2, 1996 (the "Merger Agreement"), pursuant to which Gem will be merged with and into ACLV.

            B. WHEREAS, Rebeil has concluded that he has philosophical disagreements with Ameristar's managerial style, and as a consequence of such conclusion, and certain other reasons, Gem, Ameristar, ACLV and the Gem Individuals now desire to further amend the Merger Agreement as set forth herein.

                            Agreement

            NOW,   THEREFORE,  in  consideration  of  the  mutual
agreements, provisions and covenants contained in this Amendment, and intending to be legally bound hereby, Gem, Ameristar, ACLV and the Gem Individuals hereby agree as follows:

                            Article 1

                           Definitions

           1.1 Undefined Terms. Except for those terms defined herein, all capitalized terms shall have the meanings set forth in the Merger Agreement.

           1.2 Additional Terms. The following terms are hereby added to the Merger Agreement and shall have the following meanings:

           "Additional Stock" shall mean Ameristar Common Stock included in the Offering that is not Post-Merger Offering Stock, as designated by Ameristar by written notice to Rebeil and Magliarditi on or before the closing of the Offering. The amount of Additional Stock that may be included in the Offering is subject to limitation as set forth in Section 2.10(a) of the Merger Agreement.

          "Closing Date Balance Sheet" shall mean the unaudited
     Balance Sheet of Gem dated as of the August 31, 1996 and prepared in accordance with GAAP and Regulation S-X.


           "Gem Individuals' Notes Escrow Agreement" shall mean that certain Gem Individuals' Notes Escrow Agreement and Escrow Instructions dated as of the Closing Date and executed by the Escrow Agent, Ameristar, Magliarditi and Rebeil.

           "Gem Individuals' Notes" shall mean the "Rebeil Note" and the "Magliarditi Note," as such terms are defined in
     Section 2.10 of the Merger Agreement (as amended by the Second Amendment).

           "Gem Individuals' Share of Completion Differential" shall be deemed to mean Four Million Dollars ($4,000,000) solely for the purpose of calculating the amounts payable to the Gem Individuals in accordance with Section 2.10 hereof. The Gem Individuals' Share of Completion Differential represents the parties' settlement and compromise with respect to the calculation of the "Adjustment Amount" (as said term is used in the Merger Agreement). The settlement and compromise with respect to the Gem Individuals' Share of Completion Differential shall not be deemed a representation or acknowledgment by any party with respect to the facts underlying the calculation of the "Adjustment Amount," it being understood that each party shall have the right to continue to rely upon the accuracy of the respective warranties made in its favor by the other parties pursuant to the Merger Agreement and the documents and certificates delivered pursuant thereto.

           "Going Private Event" shall mean the removal of Ameristar Common Stock from listing or designation for active trading on an established United States securities market solely as the result of the prior completion of a "Rule 13e-3 transaction" (as defined in Rule 13e-3 of the SEC).

           "Net Proceeds of the Post-Merger Offering Stock" shall mean the proceeds of the Post-Merger Offering Stock sold in the Offering, less the pro rata share (based on the amount of Post-Merger Offering Stock sold in the Offering as a portion of the total amount of Ameristar Common Stock sold in the Offering) of the Offering Expenses. Ameristar shall provide Rebeil with a reasonable opportunity to review Ameristar's calculation of said costs and the back-up data (e.g., invoices from professionals) used to calculate said costs (it being understood that the foregoing shall not be construed as requiring Ameristar to disclose information which Ameristar's counsel concludes is subject to attorney-client privilege or attorney work product disclosure protection).

           "Offering Expenses" shall mean the sum of (a) the underwriter's discount and commission and (b) expenses, attorneys' fees and accountants' fees, printing costs, filing fees and all other costs (excluding underwriter's discount and commission) to the extent that they reasonably arise as a consequence of Ameristar's efforts to effect the Offering; provided, however, that for purposes of this Agreement, the amount set forth in clause (b) of this definition of the term "Offering Expenses" shall not exceed
     (i) if the gross price per share paid by the purchasers of stock in the Offering is less than $8.00/share, then one-half of one percent of the gross proceeds of the Offering, or (ii) if the gross price per share paid by the purchasers of stock in the Offering is greater than or equal to $8.00/share, then the greater of (A) one-half of one percent of the gross proceeds of the Offering and (B) $350,000. As implemented by the provisions of Schedules 6 and 7 to the Escrow Agreement, if the Offering does not occur on or before the Settlement Date, then the Offering Expenses shall be borne equally by the Gem Individuals and Ameristar.


          "Offering"  shall have the meaning set forth in Section
     2.10  of  the  Merger Agreement (as amended  by  the  Second
     Amendment).

           "Post-Merger Offering Stock" shall mean seven million five-hundred thousand (7,500,000) shares of Ameristar Common Stock. Notwithstanding the use of such defined term, the Gem Individuals acknowledge and agree that nothing herein shall be construed as conferring upon the Gem Individuals any right, title or interest to the Post-Merger Offering Stock (it being understood, however, that the Gem Individuals shall have the right to receive the respective payments contemplated by Section 2.10 of the Merger Agreement).

           "Second Amendment" shall mean the Second Amendment to Merger Agreement dated as of September 27, 1996, by and among Gem, Ameristar, ACLV and the Gem Individuals.

           "Settlement Date" shall mean the earlier of (i) the date that is eight (8) months after the Closing Date (but no later than June 1, 1997), (ii) the closing of the sale of Ameristar Common Stock sold in the Offering, or (iii) the date (if any) upon which a Going Private Event occurs.

           1.3 Revised Terms. The definitions of the following terms set forth in Section 1.1 of the Merger Agreement are hereby amended to read as follows:

           "Ancillary  Agreements" shall mean the Gem  Individual
     Notes Escrow Agreement and the Gem Individuals' Notes.

           "Closing Date" shall mean October 1, 1996, or as soon thereafter as Ameristar in good faith can obtain appropriate amendments to its credit facility with Wells Fargo in order to obtain funds to pay off, on the Closing Date, the loan to Gem from Bank of America.

           "Merger Consideration" shall mean Gem Individuals' right to payment pursuant to Sections 2.10 and 2.12 of the Merger Agreement, as amended by the Second Amendment."

           1.4 Re-defined Term. The defined term "Ineligible Person" in Section 1.1 of the Merger Agreement is replaced so that henceforth all references to Ineligible Person shall be replaced with the term "Exiting Gem Shareholder." The substance of the definition shall not change.

                            Article 2

                    Acknowledgment of Parties

           The parties agree that each of the Gem Individuals shall be treated as an "Exiting Gem Shareholder" for purposes of
Section 7.3 of the Merger Agreement.

                            Article 3

                 Amendments to Merger Provisions

          3.1 Conversion of Shares. Section 2.8 and Section 2.9 of the Merger Agreement are hereby amended by deleting such sections in their entirety and inserting the following in their place:


           "2.8 Conversion of Shares. In consideration for the Merger, all of the shares of Gem Stock shall be exchanged for the right of Rebeil and Magliarditi to receive payments in accordance with Sections 2.10 and 2.12."

           3.2 Offering. Section 2.10 of the Merger Agreement entitled "Consideration Adjustment" is hereby amended by deleting such section in its entirety and inserting the following in its place:

           "2.10 Post-Closing Offering. Ameristar shall use commercially reasonable efforts to conclude an underwritten public offering of Ameristar Common Stock (the "Offering") on or before the date that is eight (8) months after the Closing Date (but no later than June 1, 1997), subject to the following terms and conditions:

           (a)   The  Offering.   Ameristar shall  determine  the
     number of shares of Ameristar Common Stock that will be included in the Offering in the exercise of its good faith discretion after consultation with the Underwriter (as such term is defined below); provided, however, that under no circumstances shall Ameristar be entitled to sell through an underwritten public offering more than five-hundred thousand (500,000) shares of Additional Stock before the Settlement Date unless Ameristar shall have previously sold or contemporaneously sells all of the Post-Merger Offering Stock in the Offering. Notwithstanding the foregoing, nothing in this Agreement shall be deemed a limitation on
     (1) Ameristar's right to manage, finance, sell, dispose of or otherwise deal with its assets and its businesses, or (2) Ameristar's right to effect additional offerings of Ameristar Common Stock, after the Settlement Date, on such terms as Ameristar may deem appropriate.

          (b) The Underwriter. The lead managing underwriter of the Offering shall be a nationally recognized underwriter selected by Ameristar and Rebeil (the "Underwriter"). In connection with the selection of the Underwriter (1) Ameristar shall require the Underwriter and Ameristar's accountants and attorneys materially involved in the Offering to provide estimates of their anticipated fees and expenses in connection with the Offering, and (2) Ameristar shall provide Rebeil, prior to selection of the Underwriter, with an opportunity to meet with the final potential underwriter candidates so as to discuss in general terms such candidates' proposed plans for the Offering. Rebeil shall not unreasonably withhold or deny his approval of the Underwriter.

           (c) Additional Rights of The Gem Individuals with Respect to the Offering. The Gem Individuals shall have the following rights in connection with the Offering: (i) the Gem Individuals shall have the right to meet with the Underwriter, as reasonably requested by the Gem Individuals, to discuss the status of the Offering; (ii) Ameristar shall provide, in a reasonably prompt fashion following request, the Gem Individuals with information reasonably requested by them with respect to the marketing (including "road shows") and the status of the Offering through the Settlement Date; and (iii) the Gem Individuals shall be provided with reasonable advance notice (which shall mean at least five
     (5) days, when reasonably possible) of, and shall be entitled to attend, informational meetings (i.e., "road shows") with respect to the Offering. Except as otherwise provided herein, Ameristar shall have no obligation to provide the Gem Individuals with any information with respect to Ameristar or the Offering.

           (d) Limitations on Rights of Gem Individuals With Respect to the Offering. Notwithstanding any provisions of
     this   Agreement  to  the  contrary,  neither  of  the   Gem
     Individuals
     shall take, or cause or permit any of his Affiliates to take, directly or indirectly, any action with respect to the Offering, and neither Ameristar nor ACLV shall be required to take or omit to take, any action with respect to the Offering, if (i) in the reasonable determination of counsel experienced in securities laws and regulations and working on the Offering, such action would violate any applicable law ("Applicable Law") (including without limitation the Securities Act, the Exchange Act, the rules and regulations of the SEC and any state securities law), or (ii) the
     Underwriter  determines  that  such  action  would  not   be
     appropriate in connection with the Offering.

           (e) The Gem Individuals' Obligations With Respect to the Offering. Until the Settlement Date, each of the Gem
     Individuals shall:

                (i) At all times reasonably cooperate with Ameristar in connection with the Offering and Ameristar SEC filings and take all steps reasonably requested by Ameristar in connection with the Offering or Ameristar SEC filings. Such steps may include, without imitation, (A) the delivery of agreements, certificates, instruments and documents reasonably requested by the Underwriter, (B) the provision of any information reasonably necessary to describe the Gem Individuals' involvement with Ameristar, or the Gem Individuals' interest in the net proceeds of the Post-Merger Offering Stock, for any document to be filed by Ameristar with the SEC or any state securities administrator, including the Registration Statement and any public statement to be made by Ameristar, and (C) the provision of such information, representations, certificates or other documents that may be reasonably requested by Ameristar's independent public accountants in connection with any audit or review of any Gem Financial Statements, including without limitation, the Closing Date Balance Sheet. Each of the Gem Individuals shall cause all information that he shall provide to Ameristar neither to contain any untrue statement of material fact nor to omit to state any material fact necessary to make such information or any part thereof not misleading.

               (ii) Not disclose any information about Ameristar, ACLV or any of Ameristar's other Subsidiaries or Affiliates that is not generally known by the general public, without the prior consent of Ameristar and approval of its outside counsel, except on a "need to know" basis to the Underwriter and counsel and experts retained by the Gem Individuals who have agreed not to purchase, sell or otherwise deal in Securities or other securities of Ameristar and who have agreed to be bound by the confidentiality limitations imposed by this Agreement.

               (iii) Not (A) buy, sell or otherwise trade any Securities or other securities of Ameristar or any options to purchase or sell Ameristar Common Stock written by persons other than Ameristar, (B) cause or permit any of his Affiliates to buy, sell or otherwise trade, directly or indirectly, any such securities, or (C) direct, cause or influence, directly or indirectly, any other person to buy, sell or otherwise trade such securities.

                (iv) Without limiting clause (iii) above, not, directly or indirectly, take any action himself, cause or permit any action to be taken by any of his Affiliates, or direct, cause or influence any third party to take any action, that would (A) violate any of Sections 11, 12 or 17 of the Securities Act, Section 10(b) of the Exchange Act, or Rules 10b-5 or 10b-6 of the SEC, whether or not in connection with the Offering, (B) result in a breach of, or failure of a representation made by Ameristar in, the underwriting agreement for the Offering, or (C) result in a breach of, or failure of a representation made by such Gem Individual in, any agreement, certificate, instrument or document executed by such Gem Individual for the benefit of
     the                                             Underwriter.


           (f) The Gem Individuals' Right to Comment. Until the Settlement Date, each of the Gem Individuals shall review all documentation provided by Ameristar or the Underwriter in connection with the Offering and periodically provide comments and suggestions to Ameristar and the Underwriter with respect to such documents regarding the marketing and terms of the Offering (including the correction of any information contained in any such document that such Gem Individual knows or believes to be false or misleading). Ameristar shall review and consider the Gem Individuals' comments in good faith, but Ameristar shall have no obligation to modify its proposed course of conduct or take any action based on such comments or suggestions.

           (g) Sale of All of the Post-Merger Offering Stock. Except as provided in clause 2.10(i), if, on or before the Settlement Date, the closing of the Offering occurs and pursuant thereto Ameristar sells all of the Post-Merger Offering Stock, then Ameristar and the Gem Individuals, within three (3) Business Days after the Settlement Date, shall take the following steps:

                (i)  First, said parties shall calculate the "Gem
     Individuals' Shared Proceeds," which shall equal (A) the Net
     Proceeds of the Post-Merger Offering Stock minus (B) the sum of:

                     (1)   the  Gem  Individuals'  Share  of  the
          Completion Differential ($4,000,000); plus

                    (2)  one-half (1/2) of the excess (if any) of
          the Net Proceeds of the Post-Merger Offering Stock over a threshold amount determined by multiplying the number of shares of Post-Merger Offering Stock sold in the Offering times $8.00/share. Notwithstanding the foregoing, the amount calculated pursuant to this clause (2) shall not exceed One Million Two Hundred Thousand Dollars ($1,200,000). Thus, if the Net
          Proceeds of the Post-Merger Offering Stock are less than the aforementioned threshold amount, then the figure calculated in this clause (2) shall be zero dollars ($0).

                (ii) Second, said parties shall calculate (A) the
     "Rebeil Payment," which shall equal the Gem Individuals' Shared Proceeds multiplied times Rebeil's Gem Proportionate Interest (7,270,408/7,500,000), and (B) the "Magliarditi Payment," which shall equal the product of the Gem Individuals' Shared Proceeds multiplied times Magliarditi's Gem Proportionate Interest (229,592/7,500,000).

                (iii) Third, Ameristar shall pay the Rebeil Payment to Rebeil and the Magliarditi Payment to Magliarditi within three (3) Business Days after the Settlement Date. To the extent practicable, Ameristar shall endeavor to cause said payments to be effected by direct disbursements from the Underwriter.

                (iv) Fourth, Rebeil, Magliarditi and Ameristar shall each truthfully execute and deliver to Escrow Agent a notice in the form of Schedule 1 attached to the Gem
     Individuals' Notes Escrow Agreement, and Rebeil and Magliarditi shall take such further actions as Ameristar may request in order to cause the Rebeil Note, the Alternative Rebeil Note, the Magliarditi Note and the Alternative Magliarditi Note to be marked "CANCELLED" and delivered to Ameristar (provided that in no event shall Rebeil or Magliarditi be required to take any such actions earlier than the date that the Rebeil Payment is delivered to Rebeil and the Magliarditi Payment is delivered to Magliarditi).


           (h) Sale of Less than All of the Post-Merger Offering Stock. At the request of the Gem Individuals, if, on or before the Settlement Date, Ameristar fails to sell all of the Post-Merger Offering Stock in the Offering, then Ameristar shall provide each of Rebeil and Magliarditi with a promissory note for the respective value of such party's Gem Proportionate Interest of the Post-Merger Offering Stock, as determined by the Average 10-Day Closing Price as of the Settlement Date, less the Gem Individuals' Share of the Completion Differential. The parties have determined to proceed on the basis of the general intent behind the proposal of the Gem Individuals. Accordingly, in furtherance of this general intent, the parties agree more specifically as follows:

                (i) At the Closing, Rebeil, Magliarditi and Ameristar shall each execute and deliver to the Escrow Agent the Note Escrow Agreement. In connection therewith, Ameristar shall execute and deliver to the Escrow Agent, for handling pursuant to the Escrow Agreement, the following:

                     (A)   A  promissory  note  in  the  form  of
     Schedule 1 attached to the Escrow Agreement (the "Rebeil Note"), which shall continue to have blanks for the "date of the note" and the "principal amount" (which shall be delivered or cancelled only in accordance with the Escrow Agreement);

                     (B)   A  promissory  note  in  the  form  of
     Schedule 2 attached to the Escrow Agreement (the "Alternative Rebeil Note"), which shall be completed so that the principal amount thereof equals the Average 10-Day Closing Price as of the Closing Date multiplied by 7,270,408 shares but which shall continue to have a blank for the "Settlement Date";

                     (C)   A  promissory  note  in  the  form  of
     Schedule 3 to the Escrow Agreement (the "Magliarditi Note"), which shall continue to have blanks for the "date of the note" and the "principal amount" (which shall be delivered or cancelled only in accordance with the Escrow Agreement);

                     (D)   A  promissory  note  in  the  form  of
     Schedule 4 attached to the Escrow Agreement (the "Alternative Magliarditi Note"), which shall be completed so that the principal amount thereof equals the Average 10-Day Closing Price as of the Closing Date multiplied by 229,592 shares but which shall continue to have a blank for the "Settlement Date."

               (ii) Except as provided in clause 2.10(i) below, if Ameristar fails to sell all of the Post-Merger Offering
     Stock in the Offering before the Settlement Date, then:

                    (A)  within three (3) Business Days after the
     Settlement Date, Ameristar shall calculate the amount of the Offering Expenses and truthfully complete, execute and deliver to Rebeil and Escrow Agent a notice in the form of
     Schedule 6 attached to the Escrow Agreement. Following Rebeil's approval of said notice (which approval shall not be unreasonably withheld), Rebeil shall execute the same and deliver a copy to the Escrow Agent, and Ameristar and Rebeil thereafter shall take such further steps as may be reasonably necessary in order to cause the Escrow Agent (1) to complete the Rebeil Note in accordance with the terms of said notice and to deliver the Rebeil Note to Rebeil and (2) to mark the Alternative Rebeil Note as "CANCELLED" and to return the Alternative Rebeil Note to Ameristar. Notwithstanding the foregoing, if Ameristar fails to timely deliver a completed notice in the form of Schedule 6 to Rebeil and Escrow Agent on or before the end of the third
     (3rd) Business Day following the Settlement Date, then Rebeil shall have the right to truthfully complete said notice and deliver the same to the Escrow Agent.

                    (B) within three (3) Business Days after the Settlement Date, Ameristar shall each truthfully complete, execute and deliver to Magliarditi and Escrow Agent a notice in the form of Schedule 7 attached to the Note Escrow Agreement. Following approval of said notice (which approval shall not be withheld so long as the calculations thereon are made on a basis consistent with the calculations made in the notice approved by Rebeil pursuant to clause (A) above), Magliarditi shall execute the same and deliver a copy to the Escrow Agent, and Ameristar and Magliarditi shall take such further steps as may be reasonably necessary in order to cause the Escrow Agent (1) to complete the Magliarditi Note in accordance with the terms of said notice and to deliver the Magliarditi Note to Magliarditi and (2) to mark the Alternative Magliarditi Note as "CANCELLED" and to return the Alternative Magliarditi Note to Ameristar. Notwithstanding the foregoing, if Ameristar fails to timely deliver a completed notice in the form of Schedule 7 to Magliarditi and Escrow Agent on or before the end of the third (3rd) Business Day following the Settlement Date, then Magliarditi shall have the right to truthfully complete said notice and deliver the same to the Escrow Agent.

           (i) Going Private Event. If a Going Private Event occurs, then the Gem Individuals shall not be entitled to the payments, notes or Ameristar Common Stock described in
     Section 2.10(g) or 2.10(h) of the Merger Agreement. In lieu thereof, Ameristar and the Gem Individuals shall each execute and deliver to Escrow Agent, within three (3) Business Days after the Settlement Date, a notice in the form attached to the Escrow Agreement as Schedule 8. Upon the determination, if any, by any person to commence a Rule 13e-3 transaction with respect to Ameristar Common Stock, Ameristar shall not be obligated to proceed, and shall not proceed, further with the Offering.

           3.3 Stipend and Occupancy Rights. New Sections 2.12 and 2.13 are hereby added to the Merger Agreement as follows:

           "2.12 Stipend. Ameristar shall pay Twenty-Five Thousand Dollars ($25,000) to Rebeil on the Closing Date or October 2, 1996, whichever occurs first. On the Closing Date, Ameristar further shall deposit into the Escrow
     $175,000  with  an  irrevocable instruction  to  the  Escrow
     Agent: (a) to disburse Twenty-Five Thousand Dollars ($25,000) to Rebeil on the first day of each calendar month commencing November 1, 1996 through the Settlement Date; (b) pending disbursement, to invest such funds in interest bearing accounts (with the income charged to Ameristar's taxpayer identification number); and (c) upon written notice from Ameristar following the Settlement Date, to return any undisbursed balance to Ameristar."

           "2.13.     Post-Closing Occupancy  Through  Settlement
     Date. From the Closing Date until the day that is ten (10) days after the Settlement Date, ACLV shall permit Rebeil to use and occupy, rent free, the portion of ACLV's premises located near the Reserve that is more particularly described
     on  Exhibit  "B  attached hereto (the "Premises").   Neither
     Rebeil nor any employee of Rebeil nor any employee of any company owned or controlled by Rebeil shall initiate contact with or make any attempt to communicate with any employee, invitee or licensee of Ameristar or ACLV unless Craig H. Neilsen, Brian E. Katz, Thomas M. Steinbauer or another employee of Ameristar or ACLV previously designated in writing for such purposes shall have consented to such communication. Rebeil shall not unreasonably request such consent.
     Rebeil shall use the Premises only for general office purposes and shall not use the Premises for any unlawful purpose, violate any government ordinance or create any nuisance. Rebeil shall neither disrupt the activities of ACLV, other tenants or employees, licenses or invitees of ACLV, nor interfere with or disturb the operation of ACLV's business. Rebeil shall not sublet or sub-license any portion of the
     Premises.   If  Rebeil  breaches  any  provision   of   this
     Agreement, then ACLV shall be entitled to exercise all remedies at law or in equity, including any provisional remedy or remedies (i.e., unlawful detainer) that a landlord has with respect to its tenant's breaches of lease."

                            Article 4

             Amendments to Covenants and Conditions

          4.1  Vote Required.  The first two sentences of Section
5.10 of the Merger Agreement entitled "Vote Required" are hereby deleted in their entirety.

           4.2   Employee  Matters.  Section 6.9  of  the  Merger
Agreement is hereby amended by deleting such section in its entirety and inserting the following in its place:

          "6.9 Employee Matters. Ameristar and Magliarditi shall enter into an employment agreement in a form approved by Ameristar and Magliarditi containing the material terms set forth in Exhibit AA to the Merger Agreement and such additional terms as the parties may agree upon in the exercise of good faith (it being understood that except as specifically set forth in said Exhibit, Magliarditi shall not be entitled to terms more favorable than those generally available to the senior officers of Ameristar). Ameristar and Magliarditi shall endeavor to execute and deliver said employment agreement within ten (10) days after the execution and delivery of the Second Amendment."

          4.3  Board of Directors.  Sections 6.10 and 11.5 of the
Merger Agreement entitled "Board of Directors" are hereby deleted in their entirety.

          4.4 Denial of License; Individuals. Subsection 7.3(e) of the Merger Agreement is hereby deleted in its entirety.

          4.5  Corporate Authorization.

           (a) Section 8.9 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting the following in its place:

           "8.9 Corporate Authorization. The Board of Directors of each of Ameristar and ACLV shall have approved all necessary resolutions for the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of the obligations of Ameristar and ACLV hereunder and thereunder."

           (b)   Section 9.14 of the Merger Agreement  is  hereby
amended  by  deleting such section in its entirety and  inserting
the           following          in          its           place:


            "9.14      Corporate  Authorization.   The  Board  of
     Directors of each of Ameristar and ACLV shall have approved all necessary resolutions for the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of the obligations of Ameristar and ACLV hereunder and thereunder."

          4.6 Officers. Section 11.6 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting the following in its place:

           "11.6     Officers.  The present officers of Ameristar
     shall continue in office and, upon Closing, Ameristar shall cause Dominic J. Magliarditi to be elected to the offices of Senior Vice-President and Co-General Counsel."

            4.7   Deletion  of  Tax-Free  Objective.   Subsection
11.10(c) of the Merger Agreement is hereby deleted in its entirety.

                            Article 5

                      "Clean-Up" Amendments

          5.1 Amendments to Exhibits. Exhibits M, N, O and DD to the Merger Agreement are hereby deleted. Exhibit B to the Merger Agreement is amended by deleting such exhibit in its entirety and inserting in its place Exhibit B attached hereto.

          5.2  Amendments to Deliveries.  Section 3.2(c)(v) and
Section 3.2(d) of the Agreement are hereby amended by deleting such Sections in their entirety.

                            Article 6

                    Miscellaneous Provisions

           6.1 No Other Amendments. Except as specifically provided in this Amendment (or in the Escrow Agreement, the terms of which are incorporated herein by reference), no amendments, revisions or changes are made to the Merger Agreement. All other terms and conditions of the Merger Agreement remain in full force and effect and apply fully to this Amendment.

          6.2 Choice of Law. This Amendment shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Nevada (without reference to choice of law provisions), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Amendment, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

           6.3 Multiple Counterparts. This Amendment may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, including counterparts transmitted by facsimile, but all of which taken together shall constitute one and the same agreement.

           6.4 Invalidity. In the event that any one or more of the provisions contained in this Amendment or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment or any other such instrument.

           6.5 Titles; Gender. The titles, captions or headings of the Articles, Sections and Subsections herein, and the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

           6.6 Effect of Amendment. On and after the date hereof, each reference in the Merger Agreement or the Ancillary Agreements to the "Merger Agreement" or the "Agreement" shall mean the Merger Agreement as amended hereby. Except as specifically amended above, the Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto, nor constitute a waiver of any provision of the Merger Agreement.

           6.7 Legal and Tax Advice. Each party hereto has had an opportunity to discuss this Amendment with counsel of their respective choosing, and to have the legal consequences of this Amendment and the transactions contemplated hereby explained by such counsel. Each party hereto also has had an opportunity to seek and obtain the advice of a competent tax professional with respect to the tax consequences of this Amendment and the transactions contemplated hereby. No party is relying upon any other party or any of their respective stockholders, directors, officers, agents or Representatives for purposes of interpreting the provisions of this Amendment or assessing the consequences hereof.

           6.8 Arbitration. Notwithstanding any provisions of the Merger Agreement to the contrary, each party shall have all rights and remedies afforded by applicable law in the event of a breach by another party of a covenant, representation or warranty set forth in the Merger Agreement, as amended hereby. The parties further confirm that disputes under the Merger Agreement, as amended hereby, shall be subject to arbitration in accordance with Section 12.13 of the Merger Agreement. The parties further expressly agree that Ameristar, ACLV and the Gem Individuals shall have the right to specifically enforce the obligations of the other parties (a) to close the Merger in accordance with the terms of the Merger Agreement and (b) with respect to the covenants set forth in Sections 2.10 and 2.12 of the Merger Agreement, as amended hereby.

           6.9 Alternative Notes. The Alternative Rebeil Note and the Alternative Magliarditi Note are being executed by Ameristar and delivered to Escrow Agent in order to provide further comfort to Rebeil and Magliarditi that Ameristar will perform its obligations under Sections 2.10(h) and 2.10(i) of the Merger Agreement, as amended hereby. Notwithstanding the foregoing: (a) said notes shall be handled solely in accordance with the terms of this Agreement and the Escrow Agreement; (b) in no event shall Ameristar at any time have obligations under both the Rebeil Note and the Alternative Rebeil Note; and (c) in no event shall Ameristar at any time have obligations under both the Magliarditi Note and the Alternative Magliarditi Note.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                   AMERISTAR:

                                   AMERISTAR CASINOS, INC.,
                                   a Nevada corporation


                                   By:  /s/ Craig H. Neilsen
Craig H. Neilsen
                                        President

      On this 2nd day of October, 1996, Craig H. Neilsen directed Thomas M. Steinbauer, in his presence as sell as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Thomas M. Steinbauer, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.

                                   /s/ Peter Liguori
                                   Witness

                                   /s/ Christine L. Hinton
                                   Witness
State of Nevada                    )
                         ) ss.
County of Clark                    )

      I, Catherine Zeljeznjak, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casinos, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Thomas M. Steinbauer, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by Thomas M. Steinbauer, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 2nd day of October, 1996.

                                   /s/Catherine Zeljeznjak
                                   Notary Public

                                   My Commission Expires on:
6/24/99
                                   ACLV:

                                   AMERISTAR CASINO LAS VEGAS,
INC.,                                         a Nevada
corporation



By:   /s/ Craig H. Neilsen
                                        Craig H. Neilsen
                                        President


      On this 2nd day of October, 1996, Craig H. Neilsen directed Thomas M. Steinbauer, in his presence as sell as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Thomas M. Steinbauer, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.


                                   /s/ Peter Liguori
                                   Witness


                                   /s/ Christine L. Hinton
                                   Witness
State of Nevada                    )
                         ) ss.
County of Clark                    )

      I, Catherine Zeljeznjak, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casinos, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Thomas M. Steinbauer, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by Thomas M. Steinbauer, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 2nd day of October, 1996.

                                   Catherine Zeljeznjak
                                   Notary Public


                                   My Commission Expires on:
6/24/99
                                   GEM:

                                   GEM GAMING, INC.,
                                   a Nevada corporation


                                   By:   /s/Steven W. Rebeil
                                   Name:  Steven W. Rebeil
                                   Its:   Chairman


                                   By:    /s/Dominic J. Magliarditi
                                   Name:   Dominic J. Magliarditi
                                   Its: Vice President/General Counsel


                                   REBEIL:
                                   STEVEN W. REBEIL,
                                   an individual


                                   /s/Steven W. Rebeil

                                   STEVEN W. REBEIL, in his
                                   capacity as Trustee of the
                                   Karizma Trust created under
                                   that certain Trust Agreement dated July 2,
                                   1991, as amended


                                   /s/Steven W. Rebeil


                                   MAGLIARDITI:

                                   DOMINIC J. MAGLIARDITI,
                                   an individual


                                   /s/ Dominic J. Magliarditi


             Consent of Spouse of Steven W. Rebeil

      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Amendment and all transactions contemplated thereby, (ii) that as the spouse of one of the signatories thereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Amendment and all transactions and other agreements contemplated hereby, (iii) that she will be bound by this Amendment and all other agreements contemplated hereby as if she were a party thereto, and that any agreements, acknowledgments, representations or warranties made by her spouse under this Amendment or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Amendment and all other agreements contemplated hereby, and that she has authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that Ameristar may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Amendment.


Date:  October 3, 1996                    /s/Jilly Rebeil


           Consent of Spouse of Dominic J. Magliarditi

      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Amendment and all transactions contemplated hereby, (ii) that as the spouse of one of the signatories thereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Amendment and all transactions and other agreements contemplated hereby, (iii) that she will be bound by this Amendment and all other agreements contemplated hereby as if she were a party thereto, and that any agreements, acknowledgments, representations or warranties made by her spouse under this Amendment or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Amendment and all transactions and other agreements contemplated thereby, and that she has authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that Ameristar may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Amendment.


Date:  October 1, 1996               /s/Francine R. Magliarditi


                            Exhibit A

            Form of Gem's Project Status Certificate

                            Exhibit B

                    Space Available to Rebeil


EXHIBITS TO SECOND AMENDMENT TO MERGER AGREEMENT

EXHIBIT A      Form of Gem's Project Status Certificate

EXHIBIT B      SPACE AVAILABLE TO REBEIL



                          See attached.